SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.







                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) : June 11, 2001


                         Spectrum Organic Products, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


  California                        333-22997                      94-3076294
 --------------               ----------------------           ----------------
(State or other              (Commission File Number)         (IRS Employer
jurisdiction of                                               Identification No)
incorporation)





                               133 Copeland Street
                               Petaluma, CA 94952
                     --------------------------------------
                    (Address of Principal Executive Offices)


                                 (707) 778-8900
                          -----------------------------
                         (Registrant's telephone number)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 11, 2001, Spectrum Organic Products, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Acirca, Inc. ("Acirca") pursuant to which the Company sold certain assets to Acirca related to the Company's tomato-based product lines (the "Disposition"). Acirca has been, and may continue to be, a customer of the Company, purchasing organic ingredients from the Company. The total consideration paid to the Company in connection with the Disposition was $3,046,015 in cash, which included $696,015 paid in consideration for saleable inventory sold to Acirca, subject to post-closing adjustments. The aggregate amount of consideration was determined following negotiations between the Company and Acirca and is set forth in the Agreement. Included in the total amount of consideration paid to the Company was $350,000 which was deposited in an escrow account to be applied towards indemnity claims of Acirca and, to the extent not utilized for any indemnity claims of Acirca, released to the Company in two equal installments at the six month and one year anniversaries of the Agreement.


ITEM 5. OTHER EVENTS

On June 12, 2001, Acirca and the Company issued a joint press release reporting the implementation of the Agreement.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma Financial Information

     On June 11, 2001, the Company sold its tomato-based product lines to Acirca, Inc., an unrelated third party, in a transaction approved by unanimous vote of the Company's Board of Directors. The assets disposed of included inventories, trademarks and goodwill associated with the Millina's Finest, Garden Valley Natural, Parrot and Frutti di Bosco brands of pasta sauces and salsas, as well as children's meals sold under the Grandma Millina's Kitchen Kids' Meals brand and certain private label pasta sauce and salsa products.

     Pro forma financial information is presented below which discloses the changes necessary to the balance sheet at March 31, 2001 as if the transaction was consummated on that date, and to the statements of operations for the three-month and twelve-month periods ended March 31, 2001 and December 31, 2000, respectively, as if the transaction had occurred at the beginning of each period presented. The pro forma results for the statements of operations for both periods presented exclude material non-recurring charges directly attributable to the transaction (see Note 11).



                                    SPECTRUM ORGANIC PRODUCTS, INC.
                                             BALANCE SHEET
                                            March 31, 2001

                                                ASSETS

                                                                          (Unaudited)
                                                          (Unaudited)   Disposition of    (Unaudited)
                                                              As         Product Lines     Pro Forma
                                                           Reported        Inc/(Dec)        Results
                                                         ------------    ------------    ------------
Current Assets:
   Cash                                                  $      1,000    $       --      $      1,000
   Accounts receivable, net                                 3,719,200            --         3,719,200
   Inventories, net (Note 2)                                7,694,800        (696,000)      6,998,800
   Other current assets (Note 5)                              101,500         350,000         451,500
                                                         ------------    ------------    ------------
     Total Current Assets                                  11,516,500        (346,000)     11,170,500

Property and Equipment, net (Note 2)                        3,175,700         (10,500)      3,165,200

Other Assets:
   Goodwill, net (Note 3)                                   9,495,600      (6,776,400)      2,719,200
   Other assets, net                                          139,700            --           139,700
                                                         ------------    ------------    ------------
Total Assets                                             $ 24,327,500    $ (7,132,900)   $ 17,194,600
                                                         ============    ============    ============

                                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Bank overdraft                                        $    856,600            --      $    856,600
   Line of credit (Note 5)                                  6,312,800      (2,696,000)      3,616,800
   Accounts payable, trade (Note 4)                         6,442,300         125,000       6,567,300
   Accrued expenses                                           833,300            --           833,300
   Current maturities of notes payable, former
     stockholder                                              375,000            --           375,000
   Current maturities of notes payable and capitalized
     lease obligations                                        967,700            --           967,700
   Current maturities of notes payable, stockholders          140,000            --           140,000
                                                         ------------    ------------    ------------
     Total Current Liabilities                             15,927,700      (2,571,000)     13,356,700

Notes payable, former stockholder, less current
  maturities                                                  874,300            --           874,300
Notes payable, stockholders, less current maturities          286,400            --           286,400
Notes payable and capitalized lease obligations, less
  current maturities                                          387,000            --           387,000
                                                         ------------    ------------    ------------
Total Liabilities                                          17,475,400      (2,571,000)     14,904,400
                                                         ------------    ------------    ------------
Commitments and Contingencies

Stockholders' Equity:
   Preferred stock, 5,000,000 shares authorized, no
     shares issued or outstanding                                --              --
   Common stock, no par value, 60,000,000 shares
     authorized, 45,140,354 issued and outstanding          8,745,200            --         8,745,200
   Additional paid-in capital                                 345,100            --           345,100
   Accumulated deficit                                     (2,238,200)     (4,561,900)     (6,800,100)
                                                         ------------    ------------    ------------
Total Stockholders' Equity                                  6,852,100      (4,561,900)      2,290,200
                                                         ------------    ------------    ------------
Total Liabilities and Stockholders' Equity               $ 24,327,500    $ (7,132,900)   $ 17,194,600
                                                         ============    ============    ============


                              The accompanying notes are an integral part
                                     of the financial statements.


                                                  3


                            SPECTRUM ORGANIC PRODUCTS, INC.
                                STATEMENT OF OPERATIONS
                       For the Three Months Ended March 31, 2001


                                          (Unaudited)    (Unaudited)
                                         Consolidated      Disposed      (Unaudited)
                                            Results         Product        Pro Forma
                                          As Reported       Lines          Results
                                         ------------    ------------    ------------

Gross Sales (Note 6)                     $ 11,002,600    $  1,306,500    $  9,696,100
Discounts and Allowances (Note 6)             790,600         119,000         671,600
                                         ------------    ------------    ------------
Net Sales                                  10,212,000       1,187,500       9,024,500
Cost of Goods Sold (Note 6)                 7,463,700         875,000       6,588,700
                                         ------------    ------------    ------------
Gross Profit                                2,748,300         312,500       2,435,800
                                         ------------    ------------    ------------
Operating Expenses:
   Sales and Marketing (Note 7)             1,584,100          98,000       1,486,100
   General and Administrative (Note 8)        843,700           4,000         839,700
   Amortization of Goodwill (Note 9)          225,400         163,300          62,100
                                         ------------    ------------    ------------
   Total Operating Expenses                 2,653,200         265,300       2,387,900
                                         ------------    ------------    ------------
Income from Operations                         95,100          47,200          47,900
                                         ------------    ------------    ------------
Other Income (Expense):
   Other Income                                20,800               0          20,800
   Gains/(Losses) on Sale of Assets            (2,500)              0          (2,500)
   Interest Expense (Note 10)                (281,200)        (19,100)       (262,100)
                                         ------------    ------------    ------------
Total Other Expenses, Net                    (262,900)        (19,100)       (243,800)
                                         ------------    ------------    ------------

Income/(Loss) Before Income Taxes            (167,800)         28,100        (195,900)
Provision for Income Tax Expense                 --              --              --
                                         ------------    ------------    ------------
Net Income/(Loss)                        $   (167,800)   $     28,100    $   (195,900)
                                         ============    ============    ============

Basic and Fully Diluted Loss Per Share   $       0.00                    $       0.00
                                         ============                    ============
Weighted Average Shares Outstanding        44,785,702                      44,785,702
                                         ============                    ============


                      The accompanying notes are an integral part
                             of the financial statements.


                                       4



                               SPECTRUM ORGANIC PRODUCTS, INC.
                                   STATEMENT OF OPERATIONS
                            For the Year Ended December 31, 2000


                                                               (Unaudited)
                                               Consolidated      Disposed      (Unaudited)
                                                  Results         Product       Pro Forma
                                                As Reported       Lines          Results
                                               ------------    ------------    ------------

Gross Sales (Note 6)                           $ 45,582,400    $  4,644,500    $ 40,937,900
Discounts and Allowances (Note 6)                 2,490,800         366,200       2,124,600
                                               ------------    ------------    ------------
Net Sales                                        43,091,600       4,278,300      38,813,300
Cost of Goods Sold (Note 6)                      31,819,400       3,284,000      28,535,400
                                               ------------    ------------    ------------
Gross Profit                                     11,272,200         994,300      10,277,900
                                               ------------    ------------    ------------
Operating Expenses:
   Sales and Marketing (Note 7)                   6,455,900         372,600       6,083,300
   General and Administrative (Note 8)            4,157,900          20,600       4,137,300
   Loss on Disposition of Property and
     Equipment                                      436,500            --           436,500
   Amortization of Goodwill (Note 9)                909,600         658,900         250,700
                                               ------------    ------------    ------------
   Total Operating Expenses                      11,959,900       1,052,100      10,907,800
                                               ------------    ------------    ------------
Loss from Operations                               (687,700)        (57,800)       (629,900)
                                               ------------    ------------    ------------
Other Income (Expense):
   Interest Expense (Note 10)                    (1,381,500)        (79,000)     (1,302,500)
   Gain on Disposal of Trademarks and Labels         50,000            --            50,000
   Other Income                                      20,800            --            20,800
                                               ------------    ------------    ------------
Total Other Expenses, Net                        (1,310,700)        (79,000)     (1,231,700)
                                               ------------    ------------    ------------

Loss Before Taxes                                (1,998,400)       (136,800)     (1,861,600)
Provision for Income Tax Expense                     (3,900)           --            (3,900)
                                               ------------    ------------    ------------
Net Loss                                       $ (2,002,300)   $   (136,800)   $ (1,865,500)
                                               ============    ============    ============

Basic and Fully Diluted Loss Per Share         $      (0.05)                   $      (0.04)
                                               ============                    ============
Weighted Average Shares Outstanding              44,234,378                      44,234,378
                                               ============                    ============


                         The accompanying notes are an integral part
                                of the financial statements.


                                             5

SPECTRUM ORGANIC PRODUCTS, INC.
NOTES TO FINANCIAL STATEMENTS

1.   Basis of Presentation

     These are unaudited pro forma financial statements and include all adjustments which, in the opinion of Management, are necessary in order to make the pro forma financial statements not misleading. The Company does not presently manage its operations by business segment, and does not prepare internal financial statements by business segment for use by Management. Accordingly, sales and marketing expenses, general and administrative expenses and certain unassigned cost of sales items have been allocated to the disposed product lines based on specific assumptions disclosed in the Notes to Financial Statements. Pro forma results for the three-month period ended March 31, 2001 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2001. These financial statements have been prepared in accordance with the instructions to Form 8-K and do not include certain disclosures required by generally accepted accounting principles.

2.   Tangible Assets Sold

     The adjustments entered in the balance sheet column captioned "Disposition of Product Lines" reflect the sale of tangible assets associated with the transaction, principally inventories of finished case goods and packaging materials as well as the unamortized cost of label plates, dies, molds and artwork. Accounts receivable related to the disposed product lines were not sold, nor were any liabilities of the Company assumed by the buyer.

3.   Intangible Assets Sold

     The adjustments entered in the balance sheet column captioned "Disposition of Product Lines" reflect the sale of intangible assets associated with the transaction, principally trademarks and goodwill. Since the product lines disposed of comprise all of the remaining assets of Organic Food Products, Inc. (the former registrant), the remaining unamortized goodwill associated with the reverse acquisition of OFPI in October 1999 has been written-off.

4.   Transaction Costs

     The adjustment entered in the balance sheet column captioned "Disposition of Product Lines" reflects the estimated transaction costs incurred, principally investment banking, accounting and legal fees associated with executing the transaction.

5.   Consideration Received

     The adjustments entered in the balance sheet column captioned "Disposition of Product Lines" reflect the net cash proceeds of $2,696,000 which were applied against the Company's line of credit and the funds deposited into escrow of $350,000.

6.   Results of Operations

     The adjustments entered in the statement of operations column captioned "Disposed Product Lines" reflect the elimination of the reported sales, discounts and allowances and cost of goods sold directly associated with the disposed product lines for each period presented. Certain unassigned cost of goods sold items have been allocated to the disposed product lines based on ratios that are appropriate in the opinion of Management.

7.   Sales and Marketing

     The adjustment entered in the statement of operations column captioned "Disposed Product Lines" reflects the elimination of sales and marketing expenses either directly attributable to the disposed product lines or appropriately allocated based on the percentage relationship between gross sales of the disposed product lines to total branded culinary products gross sales. No employee-related expenses have been allocated since the Company does not have personnel assigned solely to the disposed product lines, nor does it anticipate headcount reductions as a result of the disposition.

8.   General and Administrative

     The adjustment entered in the statement of operations column captioned "Disposed Product Lines" reflects the elimination of discounts taken against accounts receivable, which was allocated based on the percentage relationship between gross sales of the disposed product lines to total Company gross sales. No employee-related expenses have been allocated since the Company does not have personnel assigned solely to the disposed product lines, nor does it anticipate headcount reductions as a result of the disposition.

9.   Amortization of Goodwill

     The adjustment entered in the statement of operations column captioned "Disposed Product Lines" reflects the elimination of the goodwill amortization expense associated with the reverse acquisition of OFPI in October 1999, which resulted in goodwill of $7,866,000 which was being amortized to expense over a twelve year life.

10.  Interest Expense

     The adjustment entered in the statement of operations column captioned "Disposed Product Lines" reflects the elimination of estimated interest expense associated with the additional borrowing base available under the Company's revolving line of credit before the sale of inventories and collection of trade accounts receivable associated with the disposed product lines.

11.  Material Non-recurring Items

     The pro forma results on the statements of operations for both periods presented are intended to present the continuing operations of the Company, before non-recurring charges directly attributable to the Disposition.

     Accordingly, the pro forma results exclude material non-recurring charges which result directly from the transaction and which will be included in the operating results of the Company for the three and six month periods ending June 30, 2001. These non-recurring items consist primarily of the non-cash loss on the sale of the product lines of approximately $4,425,000 and investment banking, accounting and legal fees associated with executing the transaction of approximately $125,000. These non-recurring items are reflected in the pro forma balance sheet as of March 31, 2001.



(c) Exhibits

     2.03 Asset Purchase Agreement dated June 11, 2001 by and between Spectrum Organic Products, Inc. and Acirca, Inc.

     2.04 Escrow and Security Agreement dated June 11, 2001 by and among Spectrum Organic Products, Inc., Acirca, Inc. and Webster Trust Company, NA.

     2.05 Transition Services Agreement dated June 11, 2001 by and between Spectrum Organic Products, Inc. and Acirca, Inc.

     2.06 License Agreement dated June 11, 2001 by and between Spectrum Organic Products, Inc. and Acirca, Inc.

     2.07 Noncompetition Agreement dated June 11, 2001 by and among Spectrum Organic Products, Inc., Acirca, Inc., Jethren Phillips, and John Battendieri.

     2.08 Assignment and Assumption Agreement dated June 11, 2001 by and between Spectrum Organic Products, Inc. and Acirca, Inc.

     99.01 Joint press release of Acirca and the Company dated June 12, 2001, titled "Acirca Acquires Millina's Finest Sauces".



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2001                        Spectrum Organic Products, Inc.

                                            By:  /s/ Robert B. Fowles
                                               -------------------------------
                                                     Robert B. Fowles
                                                     Duly Authorized Officer &
                                                     Chief Financial Officer